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EX-23.1

CONSENT OF KPMG LLP




Consent of Independent Accountants                                  Exhibit 23.1

Board of Directors
JFAX.COM, Inc.

  We consent to the use of our reports, with respect to JFAX.COM, Inc. and SureTalk.com, Inc., and to the incorporation of such reports by reference into JFAX.COM Inc.'s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on February 24, 2000, Registration No. 333-31064.


                                           By: /s/ KPMG LLP
                                               -------------------------
                                               KPMG LLP

Los Angeles, California
February 24, 2000


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